Exhibit 99.1

For immediate Release:

FirstCash Completes Acquisition of American First Finance

Establishes Entry into Large and Growing Lease to Own and Point-of-Sale Payment Space

Fort Worth, Texas (December 17, 2021) – FirstCash Holdings, Inc. (“FirstCash” or the “Company”) (Nasdaq: FCFS) today announced that it has closed its previously announced acquisition of American First Finance (“AFF”). The completion of the acquisition establishes FirstCash’s entry into the large and growing lease to own and point-of-sale payment space.

“This is an exciting day as we welcome AFF to the FirstCash team,” said Rick Wessel, FirstCash’s chief executive officer. “Together, we are well positioned to drive further expansion and growth in both pawn and the complementary retail point-of-sale payment space and further diversify our revenue opportunities, while serving our customers with a wider set of innovative capabilities.”

In connection with the completion of the transaction, effective December 16, 2021, the Company completed its previously announced holding company reorganization creating a newly-formed public company named FirstCash Holdings, Inc, which replaced FirstCash, Inc. as the public company trading on Nasdaq under the ticker symbol “FCFS”. Each outstanding share of FirstCash, Inc. has been converted into an equivalent corresponding share of common stock in FirstCash Holdings, Inc. having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding FirstCash, Inc. shares that were converted. FirstCash, Inc. now operates as a wholly-owned subsidiary of FirstCash Holdings, Inc. This holding company reorganization is intended to be a tax-free transaction for federal income tax purposes for the Company’s shareholders.

As previously announced, Doug Rippel, former Chairman and Founder of American First Finance, has joined the FirstCash Board of Directors following the closing of the transaction.

About FirstCash

FirstCash is a leading international operator of pawn stores and a leading provider of technology-driven point-of-sale payment solutions, both focused on serving cash and credit constrained consumers. FirstCash’s more than 2,800 pawn stores buy and sell a wide variety of jewelry, electronics, tools, appliances, sporting goods, musical instruments and other merchandise and make small consumer pawn loans secured by pledged personal property.

American First Finance, a wholly owned subsidiary of FirstCash, provides a nationwide network of more than 6,500 active merchant partner locations that provide consumer goods and services to their shoppers and offer AFF’s retail finance solutions to facilitate payments on such transactions. As one of the largest omni-channel providers of “no credit required” payment options, AFF’s technology provides its merchant partners with seamless leasing and financing experiences in-store, online, in-cart and on mobile devices.

FirstCash is a component company in both the Standard & Poor’s MidCap 400 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the Nasdaq, the creator of the world’s first electronic stock market.

Forward-Looking Information

This release contains forward-looking statements, including statements concerning the Company’s or management’s intentions, expectations, or predictions about future results or events. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “will,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. The forward looking statements contained in this release include, without limitation, statements related to the anticipated benefits of the AFF transaction, the anticipated impact of the transaction on the combined company’s business and future financial and operating results and the Company’s goals, plans and projections with respect to its operations, financial position and business strategy.

These forward-looking statements are made to provide the public with management’s current expectations with regard to the AFF transaction. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, risks associated with the CFPB lawsuit filed against the Company, including the incurrence of meaningful expenses, reputational damage, monetary damages and other penalties; risks relating to the AFF transaction, including the failure of the transaction to deliver the estimated value and benefits expected by the Company, the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, the effect of the transaction on the ability of the Company to retain and hire personnel and maintain relationships with retail partners, consumers and others with whom the Company and AFF do business, the ability of the Company to successfully integrate AFF’s operations, the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to AFF’s business after the closing, the impact of the additional debt incurred to complete the transaction on the Company’s leverage ratio, interest expense and other business and financial impacts and restrictions due to the additional debt, and other risks and uncertainties inherent in a transaction of this size, (1) related to the COVID-19 pandemic, which include risks and uncertainties related to the current unknown duration of the COVID-19 pandemic, the impact of governmental responses that have been, and may in the future be, imposed in response to the pandemic, including stimulus programs which could adversely impact lending demand, vaccine mandates which could have an adverse impact on the Company’s ability to retain its employees and regulations which could adversely affect the Company’s ability to continue to fully operate, potential changes in consumer behavior and shopping patterns which could impact demand for both the Company’s pawn loan and retail products, labor shortages, the deterioration in the economic conditions in the United States and Latin America which potentially could have an impact on discretionary consumer spending, and currency fluctuations, primarily involving the Mexican peso and (2) discussed and described in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2021, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) in the other reports filed with the SEC, including the Company’s

Quarterly Report on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and its Current Report on Form 8-K filed with the SEC on December 7, 2021. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Contacts for FirstCash

Gar Jackson

Global IR Group

Phone: (817) 886-6998

Email: gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer

Phone: (817) 258-2650

Email: investorrelations@firstcash.com

Website: investors.firstcash.com

Aaron Palash or Kara Sperry

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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